Exhibit 99.1

Press Release — For Immediate Release
January 28, 2019

Penns Woods Bancorp, Inc. Reports Fourth Quarter 2018 Earnings

Williamsport, PA — January 28, 2019 - Penns Woods Bancorp, Inc. (NASDAQ: PWOD)

Penns Woods Bancorp, Inc., supported by loan and deposit growth, achieved net income of $14.7 million for the twelve months ended December 31, 2018, resulting in basic and diluted earnings per share of $3.14.

Highlights

•
Net income, as reported under GAAP, for the three and twelve months ended December 31, 2018 was $4.2 million and $14.7 million, compared to $0.7 million and $9.8 million for the same period of 2017. Results for the three and twelve months ended December 31, 2018 compared to 2017 were impacted by a decrease in after-tax securities gains of $201,000 (from a gain of $71,000 to a loss of $130,000) for the three month periods and a decrease in after-tax securities gains of $560,000 (from a gain of $391,000 to a loss of $169,000) for the twelve month periods. Impacting the level of operating earnings were several factors, including the continued shift in composition of the earning asset portfolio as the balance sheet is actively managed to reduce market risk and interest rate risk in a rising rate environment. In addition, the effective tax rate has decreased due to the "Tax Cuts and Jobs Act," which reduced the corporate tax rate to 21% effective January 1, 2018.

•
Basic and diluted earnings per share for the three and twelve months ended December 31, 2018 were $0.89 and $3.14, respectively, an increase from basic earnings per share of $0.16 and diluted earnings per share of $0.15 for the three months ended December 31, 2017 and basic and diluted earnings per share of $2.08 for the twelve months ended December 31, 2017.

•
Return on average assets was 1.02% for the three months ended December 31, 2018, compared to 0.20% for the corresponding period of 2017. Return on average assets was 0.94% for the twelve months ended December 31, 2018, compared to 0.69% for the corresponding period of 2017.

•
Return on average equity was 11.77% for the three months ended December 31, 2018, compared to 2.00% for the corresponding period of 2017. Return on average equity was 10.72% for the twelve months ended December 31, 2018, compared to 6.91% for the corresponding period of 2017.

A reconciliation of the non-GAAP financial measures of operating earnings, operating return on assets, operating return on equity, and operating earnings per share described in the highlights to the comparable GAAP financial measures is included at the end of this press release.

Net Income

Net income from core operations (“adjusted earnings”), which is a non-generally accepted accounting principles (GAAP) measure of net income excluding net securities gains or losses, was $4.3 million for the three months ended December 31, 2018 compared to $3.4 million for the same period of 2017. Operating earnings increased to $14.9 million for the twelve months ended December 31, 2018, compared to $12.1 million for the same period of 2017. The impact of the Tax Cuts and Jobs Act was the primary driver for the decrease in the Company's effective tax rate to 13.23% and 16.08% for the three and twelve month periods ended December 31, 2018 compared to 84.71% and 43.29% for the prior year periods (the passage of the "Tax Cuts and Jobs Act" in 2017 caused a revaluation of our net deferred tax assets resulting in a write-down of $2.7 million during the fourth quarter of 2017). Operating earnings per share for the three months ended December 31, 2018 was $0.92 basic and diluted, an increase from $0.72 basic and $0.71 diluted operating earnings per share for the same period of 2017. Operating earnings per share for the twelve months ended

December 31, 2018 was $3.17 basic and diluted, compared to $2.57 basic and diluted for the same period of 2017. Operating return on average assets and operating return on average equity were 1.05% and 12.12% for the three months ended December 31, 2018, compared to 0.93% and 9.45% for the corresponding periods of 2017. Operating return on average assets and operating return on average equity were 0.95% and 10.84% for the twelve months ended December 31, 2018 compared to 0.86% and 8.57% for the corresponding periods of 2017.

Net Interest Margin

The net interest margin for the three and twelve months ended December 31, 2018 was 3.33% and 3.31%, compared to 3.48% and 3.47% for the corresponding period of 2017. The decrease in the net interest margin was driven by an increase in the cost of interest-bearing liabilities of 53 basis points ("bps") for the three month period and 37 bps for the twelve month period primarily from an increase in the rate paid on time deposits as the average maturity of such liabilities lengthened. The impact of the increased cost of funds was limited by an increase in the yield on earning assets of 27 bps and 14 bps for the three and twelve month periods. The increase in the yield on earning assets was driven by an increase in the loan portfolio yield in conjunction with an increase in the average loan portfolio of $170.6 million and $176.0 million, respectively. The loan growth was primarily funded by an increase in average borrowings of $122.5 million and $108.5 million for the three and twelve month periods along with growth in average total deposits of $62.7 million and $48.1 million, respectively for the same periods.

Assets

Total assets increased $210.3 million to $1.7 billion at December 31, 2018 compared to December 31, 2017.  Net loans increased $137.2 million to $1.4 billion at December 31, 2018 compared to December 31, 2017, primarily due to campaigns related to increasing home equity product market share and indirect auto lending. The investment portfolio increased $30.3 million from December 31, 2017 to December 31, 2018 due to an increase in the taxable municipal and restricted bank stock portfolios.

Non-performing Loans

The ratio of non-performing loans to total loans ratio increased to 1.20% at December 31, 2018 from 0.58% at December 31, 2017 as non-performing loans have increased to $16.6 million at December 31, 2018 from $7.3 million at December 31, 2017 primarily due to a commercial loan relationship that became non-performing during the last three months of 2018. The majority of non-performing loans involve loans that are either in a secured position and have sureties with a strong underlying financial position or have a specific allocation for any impairment recorded within the allowance for loan losses. Net loan charge-offs of $756,000 for the twelve months ended December 31, 2018 minimally impacted the allowance for loan losses, which was 1.00% of total loans at December 31, 2018. The majority of the loans charged-off had a specific allowance within the allowance for loan losses.

Deposits

Deposits increased $73.6 million to $1.2 billion at December 31, 2018 compared to December 31, 2017. Noninterest-bearing deposits increased $17.5 million to $320.8 million at December 31, 2018 compared to December 31, 2017.  Driving deposit growth is our commitment to easy-to-use products, community involvement, and emphasis on customer service. While deposit gathering efforts have centered on core deposits, the lengthening of the average maturity of the time deposit portfolio continues to move forward as part of the strategy to build balance sheet protection in a rising interest rate environment.

Shareholders’ Equity

Shareholders’ equity increased $5.3 million to $143.5 million at December 31, 2018 compared to December 31, 2017. The change in accumulated other comprehensive loss from $5.0 million at December 31, 2017 to $6.6 million at December 31, 2018 is a result of an increase in unrealized losses on available for sale securities (from an unrealized gain of $54,000 at December 31, 2017 to an unrealized loss of $1.4 million at December 31, 2018). The amount of accumulated other comprehensive loss at December 31, 2018 was also impacted by the change in net excess of the projected benefit obligation over the fair value of the plan assets of the defined benefit pension plan, resulting in an increase in the net loss of $356,000, mainly due to the change in the corporate tax rate from 2017 to 2018. The current level of shareholders’ equity equates to a book value per share of $30.59 at December 31, 2018 compared to $29.47 at December 31, 2017 and an equity to asset ratio of 8.52% at December 31, 2018, compared to 9.37% at December 31, 2017.  Excluding goodwill and intangibles, book value per share was $26.70 at December 31, 2018, compared to $25.51 at December 31, 2017.  Dividends declared for the twelve months ended December 31, 2018 and 2017 were $1.88 per share.

During the first quarter of 2019, the Company expects to offer approximately $10.0 million of a new series of non-cumulative, non-convertible preferred stock to a limited number of accredited investors in a private placement transaction. The preferred stock would be structured to qualify as Tier 1 capital for bank regulatory purposes. The proceeds of the offering would be used for general corporate purposes, including funding organic growth. There can be no assurance that the offering will be completed during the first quarter of 2019 or otherwise. Any shares of preferred stock offered and sold will not be registered under the Securities Act of 1933 and may not be offered or sold absent registration or an applicable exemption from registration requirements.

Penns Woods Bancorp, Inc. is the parent company of Jersey Shore State Bank, which operates seventeen branch offices providing financial services in Lycoming, Clinton, Centre, Montour, and Union Counties, and Luzerne Bank, which operates ten branch offices providing financial services in Luzerne County.  Investment and insurance products are offered through Jersey Shore State Bank’s subsidiary, The M Group, Inc. D/B/A The Comprehensive Financial Group. Insurance products are offered through United Insurance Solutions, LLC, a joint venture that is a subsidiary of the holding company.

NOTE:  This press release contains financial information determined by methods other than in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).  Management uses the non-GAAP measure of net income from core operations in its analysis of the company’s performance. This measure, as used by the Company, adjusts net income determined in accordance with GAAP to exclude the effects of special items, including significant gains or losses that are unusual in nature such as net securities gains and losses. Because these certain items and their impact on the Company’s performance are difficult to predict, management believes presentation of financial measures excluding the impact of such items provides useful supplemental information in evaluating the operating results of the Company’s core businesses. These disclosures should not be viewed as a substitute for net income determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

This press release may contain certain “forward-looking statements” including statements concerning plans, objectives, future events or performance and assumptions and other statements, which are statements other than statements of historical fact.  The Company cautions readers that the following important factors, among others, may have affected and could in the future affect actual results and could cause actual results for subsequent periods to differ materially from those expressed in any forward-looking statement made by or on behalf of the Company herein: (i) the effect of changes in laws and regulations, including federal and state banking laws and regulations, and the associated costs of compliance with such laws and regulations either currently or in the future as applicable; (ii) the effect of changes in accounting policies and practices, as may be adopted by the regulatory agencies as well as by the Financial Accounting Standards Board, or of changes in the Company’s organization, compensation and benefit plans; (iii) the effect on the Company’s competitive position within its market area of the increasing consolidation within the banking and financial services industries, including the increased competition from larger regional and out-of-state banking organizations as well as non-bank providers of various financial services; (iv) the effect of changes in interest rates; and (v) the effect of changes in the business cycle and downturns in the local, regional or national economies.  For a list of other factors which could affect the Company’s results, see the Company’s filings with the Securities and Exchange Commission, including “Item 1A.  Risk Factors,” set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017.

You should not place undue reliance on any forward-looking statements.  These statements speak only as of the date of this press release, even if subsequently made available by the Company on its website or otherwise.  The Company undertakes no obligation to update or revise these statements to reflect events or circumstances occurring after the date of this press release.

Previous press releases and additional information can be obtained from the Company’s website at www.pwod.com.

Contact:	Richard A. Grafmyre, Chief Executive Officer
110 Reynolds Street
Williamsport, PA 17702
	570-322-1111	e-mail: pwod@pwod.com

THIS INFORMATION IS SUBJECT TO YEAR-END AUDIT ADJUSTMENT

PENNS WOODS BANCORP, INC.
CONSOLIDATED BALANCE SHEET
(UNAUDITED)

	December 31,
(In Thousands, Except Share Data)	2018	2017	% Change
ASSETS:
Noninterest-bearing balances	$24,325	$25,692	(5.32)%
Interest-bearing balances in other financial institutions	42,417	1,551	2,634.82%
Total cash and cash equivalents	66,742	27,243	144.99%

Investment debt securities, available for sale, at fair value	134,285	108,627	23.62%
Investment equity securities, at fair value	1,776	2,516	(29.41)%
Investment securities, trading	36	190	(81.05)%
Restricted investment in bank stock, at fair value	18,862	13,332	41.48%
Loans held for sale	2,929	1,196	144.90%
Loans	1,384,757	1,246,614	11.08%
Allowance for loan losses	(13,837)	(12,858)	7.61%
Loans, net	1,370,920	1,233,756	11.12%
Premises and equipment, net	27,580	27,386	0.71%
Accrued interest receivable	5,334	4,321	23.44%
Bank-owned life insurance	28,627	27,982	2.31%
Goodwill	17,104	17,104	—%
Intangibles	1,162	1,462	(20.52)%
Deferred tax asset	5,154	4,388	17.46%
Other assets	4,260	4,989	(14.61)%
TOTAL ASSETS	$1,684,771	$1,474,492	14.26%

LIABILITIES:
Interest-bearing deposits	$899,089	$843,004	6.65%
Noninterest-bearing deposits	320,814	303,316	5.77%
Total deposits	1,219,903	1,146,320	6.42%

Short-term borrowings	167,865	100,748	66.62%
Long-term borrowings	138,942	70,970	95.78%
Accrued interest payable	1,150	502	129.08%
Other liabilities	13,367	17,758	(24.73)%
TOTAL LIABILITIES	1,541,227	1,336,298	15.34%

SHAREHOLDERS’ EQUITY:
Preferred stock, no par value, 3,000,000 shares authorized; no shares issued	—	—	n/a
Common stock, par value $8.33, 15,000,000 shares authorized; 5,011,698 and 5,009,339 shares issued; 4,691,548 and 4,689,189 outstanding	41,763	41,744	0.05%
Additional paid-in capital	50,737	50,173	1.12%
Retained earnings	69,787	63,364	10.14%
Accumulated other comprehensive loss:
Net unrealized loss on available for sale securities	(1,360)	(54)	(2,418.52)%
Defined benefit plan	(5,276)	(4,920)	(7.24)%
Treasury stock at cost, 320,150	(12,115)	(12,115)	—%
TOTAL PENNS WOODS BANCORP, INC. SHAREHOLDERS' EQUITY	143,536	138,192	3.87%
Non-controlling interest	8	2	300.00%
TOTAL SHAREHOLDERS' EQUITY	143,544	138,194	3.87%
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$1,684,771	$1,474,492	14.26%

PENNS WOODS BANCORP, INC.
CONSOLIDATED STATEMENT OF INCOME
(UNAUDITED)

	Three Months Ended December 31,			Twelve Months Ended December 31,
(In Thousands, Except Per Share Data)	2018	2017	% Change	2018	2017	% Change
INTEREST AND DIVIDEND INCOME:
Loans including fees	$14,828	$12,191	21.63%	$54,000	$45,833	17.82%
Investment securities:
Taxable	886	517	71.37%	2,784	2,182	27.59%
Tax-exempt	182	278	(34.53)%	860	1,218	(29.39)%
Dividend and other interest income	340	152	123.68%	1,102	744	48.12%
TOTAL INTEREST AND DIVIDEND INCOME	16,236	13,138	23.58%	58,746	49,977	17.55%

INTEREST EXPENSE:
Deposits	1,999	1,115	79.28%	6,370	4,083	56.01%
Short-term borrowings	753	195	286.15%	1,757	234	650.85%
Long-term borrowings	785	360	118.06%	2,809	1,580	77.78%
TOTAL INTEREST EXPENSE	3,537	1,670	111.80%	10,936	5,897	85.45%

NET INTEREST INCOME	12,699	11,468	10.73%	47,810	44,080	8.46%

PROVISION FOR LOAN LOSSES	760	125	508.00%	1,735	730	137.67%

NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	11,939	11,343	5.25%	46,075	43,350	6.29%

NON-INTEREST INCOME:
Service charges	672	585	14.87%	2,460	2,222	10.71%
Debt securities (losses) gains, available for sale	(30)	113	(126.55)%	(47)	600	(107.83)%
Equity securities losses	(126)	—	n/a	(170)	—	n/a
Securities (losses) gains, trading	(9)	(6)	(50.00)%	3	(8)	(137.50)%
Bank-owned life insurance	166	167	(0.60)%	662	666	(0.60)%
Gain on sale of loans	465	358	29.89%	1,518	1,674	(9.32)%
Insurance commissions	99	97	2.06%	365	496	(26.41)%
Brokerage commissions	323	334	(3.29)%	1,336	1,378	(3.05)%
Debit card income	469	510	(8.04)%	1,534	1,960	(21.73)%
Other	400	431	(7.19)%	1,800	1,756	2.51%
TOTAL NON-INTEREST INCOME	2,429	2,589	(6.18)%	9,461	10,744	(11.94)%

NON-INTEREST EXPENSE:
Salaries and employee benefits	5,696	4,883	16.65%	21,083	18,999	10.97%
Occupancy	622	592	5.07%	2,702	2,447	10.42%
Furniture and equipment	764	786	(2.80)%	3,092	2,915	6.07%
Software Amortization	208	224	(7.14)%	712	974	(26.90)%
Pennsylvania shares tax	275	229	20.09%	1,108	925	19.78%
Professional Fees	432	537	(19.55)%	2,106	2,353	(10.50)%
Federal Deposit Insurance Corporation deposit insurance	251	155	61.94%	890	669	33.03%
Marketing	3	268	(98.88)%	767	958	(19.94)%
Intangible amortization	71	81	(12.35)%	300	337	(10.98)%
Other	1,210	1,493	(18.96)%	5,247	6,285	(16.52)%
TOTAL NON-INTEREST EXPENSE	9,532	9,248	3.07%	38,007	36,862	3.11%
INCOME BEFORE INCOME TAX PROVISION	4,836	4,684	3.25%	17,529	17,232	1.72%
INCOME TAX PROVISION	640	3,968	(83.87)%	2,819	7,459	(62.21)%
NET INCOME	$4,196	$716	486.03%	$14,710	$9,773	50.52%
Earnings attributable to noncontrolling interest	7	—	—%	6	—	—%
NET INCOME AVAILABLE TO COMMON SHAREHOLDERS'	$4,189	$716	485.06%	$14,704	$9,773	50.46%
EARNINGS PER SHARE - BASIC	$0.89	$0.16	456.25%	$3.14	$2.08	50.96%
EARNINGS PER SHARE - DILUTED	$0.89	$0.15	493.33%	$3.14	$2.08	50.96%
WEIGHTED AVERAGE SHARES OUTSTANDING - BASIC	4,691,125	4,688,744	0.05%	4,690,254	4,705,602	(0.33)%
WEIGHTED AVERAGE SHARES OUTSTANDING - DILUTED	4,691,125	4,782,244	(1.91)%	4,690,254	4,705,602	(0.33)%
DIVIDENDS DECLARED PER SHARE	$0.47	$0.47	—%	$1.88	$1.88	—%

PENNS WOODS BANCORP, INC.
AVERAGE BALANCES AND INTEREST RATES

	Three Months Ended
	December 31, 2018			December 31, 2017
(Dollars in Thousands)	Average Balance	Interest	Average Rate	Average Balance	Interest	Average Rate
ASSETS:
Tax-exempt loans	$73,726	$553	2.98%	$62,012	$609	3.90%
All other loans	1,310,303	14,391	4.36%	1,151,374	11,789	4.06%
Total loans	1,384,029	14,944	4.28%	1,213,386	12,398	4.05%

Taxable securities	121,598	1,207	3.97%	80,109	650	3.25%
Tax-exempt securities	28,382	231	3.26%	47,788	421	3.52%
Total securities	149,980	1,438	3.84%	127,897	1,071	3.35%

Interest-bearing deposits	3,399	19	2.22%	6,318	19	1.19%

Total interest-earning assets	1,537,408	16,401	4.24%	1,347,601	13,488	3.97%

Other assets	97,798			101,907

TOTAL ASSETS	$1,635,206			$1,449,508

LIABILITIES AND SHAREHOLDERS’ EQUITY:
Savings	$164,891	26	0.06%	$159,204	17	0.04%
Super Now deposits	216,170	320	0.59%	206,005	151	0.29%
Money market deposits	239,919	400	0.66%	263,003	236	0.36%
Time deposits	283,663	1,253	1.75%	220,331	711	1.28%
Total interest-bearing deposits	904,643	1,999	0.88%	848,543	1,115	0.52%

Short-term borrowings	121,327	753	2.43%	62,394	195	1.23%
Long-term borrowings	138,942	785	2.21%	75,373	360	1.87%
Total borrowings	260,269	1,538	2.31%	137,767	555	1.58%

Total interest-bearing liabilities	1,164,912	3,537	1.20%	986,310	1,670	0.67%

Demand deposits	312,511			305,867
Other liabilities	15,448			14,258
Shareholders’ equity	142,335			143,073

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$1,635,206			$1,449,508
Interest rate spread			3.04%			3.30%
Net interest income/margin		$12,864	3.33%		$11,818	3.48%

	Three Months Ended December 31,
	2018	2017
Total interest income	$16,236	$13,138
Total interest expense	3,537	1,670
Net interest income	12,699	11,468
Tax equivalent adjustment	165	350
Net interest income (fully taxable equivalent)	$12,864	$11,818

PENNS WOODS BANCORP, INC.
AVERAGE BALANCES AND INTEREST RATES

	Twelve Months Ended
	December 31, 2018			December 31, 2017
(Dollars in Thousands)	Average Balance	Interest	Average Rate	Average Balance	Interest	Average Rate
ASSETS:
Tax-exempt loans	$74,923	$2,242	2.99%	$49,982	$1,924	3.85%
All other loans	1,250,521	52,229	4.18%	1,099,465	44,563	4.05%
Total loans	1,325,444	54,471	4.11%	1,149,447	46,487	4.04%

Taxable securities	100,915	3,828	3.79%	84,079	2,689	3.20%
Tax-exempt securities	36,279	1,089	3.00%	50,169	1,845	3.68%
Total securities	137,194	4,917	3.58%	134,248	4,534	3.38%

Interest-bearing deposits	3,005	58	1.93%	22,461	237	1.06%

Total interest-earning assets	1,465,643	59,446	4.06%	1,306,156	51,258	3.92%

Other assets	97,577			100,481

TOTAL ASSETS	$1,563,220			$1,406,637

LIABILITIES AND SHAREHOLDERS’ EQUITY:
Savings	$164,844	75	0.05%	$157,851	62	0.04%
Super Now deposits	225,885	1,033	0.46%	200,436	528	0.26%
Money market deposits	240,541	1,214	0.50%	274,546	949	0.35%
Time deposits	259,286	4,048	1.56%	210,608	2,544	1.21%
Total interest-bearing deposits	890,556	6,370	0.72%	843,441	4,083	0.48%

Short-term borrowings	85,086	1,757	2.04%	25,984	234	0.89%
Long-term borrowings	128,127	2,809	2.16%	78,745	1,580	1.98%
Total borrowings	213,213	4,566	2.11%	104,729	1,814	1.71%

Total interest-bearing liabilities	1,103,769	10,936	0.99%	948,170	5,897	0.62%

Demand deposits	303,606			302,651
Other liabilities	18,742			14,398
Shareholders’ equity	137,103			141,418

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$1,563,220			$1,406,637
Interest rate spread			3.07%			3.30%
Net interest income/margin		$48,510	3.31%		$45,361	3.47%

	Twelve Months Ended December 31,
	2018	2017
Total interest income	$58,746	$49,977
Total interest expense	10,936	5,897
Net interest income	47,810	44,080
Tax equivalent adjustment	700	1,281
Net interest income (fully taxable equivalent)	$48,510	$45,361

(Dollars in Thousands, Except Per Share Data)	Quarter Ended
	12/31/2018	9/30/2018	6/30/2018	3/31/2018	12/31/2017
Operating Data
Net income	$4,189	$3,826	$3,480	$3,208	$716
Net interest income	12,699	12,255	11,703	11,153	11,468
Provision for loan losses	760	480	335	160	125
Net security (losses) gains	(165)	(24)	15	(40)	107
Non-interest income, ex. net security (losses) gains	2,594	2,613	2,347	2,368	2,482
Non-interest expense	9,532	9,681	9,517	9,524	9,248

Performance Statistics
Net interest margin	3.33%	3.30%	3.32%	3.31%	3.48%
Annualized return on average assets	1.02%	0.96%	0.91%	0.86%	0.20%
Annualized return on average equity	11.77%	10.94%	10.07%	9.18%	2.00%
Annualized net loan charge-offs to average loans	0.08%	0.05%	0.04%	0.06%	0.07%
Net charge-offs	266	171	137	182	200
Efficiency ratio	61.9%	64.6%	67.2%	69.8%	65.7%

Per Share Data
Basic earnings per share	$0.89	$0.82	$0.74	$0.68	$0.16
Diluted earnings per share	0.89	0.82	0.74	0.68	0.15
Dividend declared per share	0.47	0.47	0.47	0.47	0.47
Book value	30.59	29.96	29.66	29.45	29.47
Common stock price:
High	44.18	46.27	46.92	45.56	49.79
Low	38.66	43.22	41.29	39.61	45.65
Close	40.24	43.45	44.78	42.31	46.58
Weighted average common shares:
Basic	4,691	4,691	4,690	4,689	4,689
Fully Diluted	4,691	4,691	4,703	4,689	4,782
End-of-period common shares:
Issued	5,012	5,011	5,011	5,010	5,009
Treasury	320	320	320	320	320

(Dollars in Thousands, Except Per Share Data)	Quarter Ended
	12/31/2018	9/30/2018	6/30/2018	3/31/2018	12/31/2017
Financial Condition Data:
General
Total assets	$1,684,771	$1,670,348	$1,603,273	$1,526,745	$1,474,492
Loans, net	1,370,920	1,355,762	1,318,039	1,267,912	1,233,756
Goodwill	17,104	17,104	17,104	17,104	17,104
Intangibles	1,162	1,233	1,304	1,382	1,462
Total deposits	1,219,903	1,210,477	1,191,019	1,192,454	1,146,320
Noninterest-bearing	320,814	313,111	311,194	304,261	303,316
Savings	166,063	164,449	166,183	166,243	160,698
NOW	207,819	223,963	216,109	240,259	215,021
Money Market	238,596	238,131	245,081	235,381	237,818
Time Deposits	286,611	270,823	252,452	246,310	229,467
Total interest-bearing deposits	899,089	897,366	879,825	888,193	843,004

Core deposits*	933,292	939,654	938,567	946,144	916,853
Shareholders’ equity	143,536	140,538	139,134	138,192	138,192

Asset Quality
Non-performing loans	$16,572	$8,739	$7,132	$7,641	$7,268
Non-performing loans to total assets	0.98%	0.52%	0.44%	0.50%	0.49%
Allowance for loan losses	13,837	13,343	13,034	12,836	12,858
Allowance for loan losses to total loans	1.00%	0.97%	0.98%	1.00%	1.03%
Allowance for loan losses to non-performing loans	83.50%	152.68%	182.75%	167.99%	176.91%
Non-performing loans to total loans	1.20%	0.64%	0.54%	0.60%	0.58%

Capitalization
Shareholders’ equity to total assets	8.52%	8.41%	8.68%	9.05%	9.37%

* Core deposits are defined as total deposits less time deposits

Reconciliation of GAAP and Non-GAAP Financial Measures

	Three Months Ended December 31,		Twelve Months Ended December 31,
(Dollars in Thousands, Except Per Share Data)	2018	2017	2018	2017
GAAP net income	$4,189	$716	$14,704	$9,773
Less: net securities (losses) gains, net of tax	(130)	71	(169)	391
Add: Effect of deferred tax asset revaluation	—	2,734	—	2,734
Non-GAAP operating earnings	$4,319	$3,379	$14,873	$12,116

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2018	2017	2018	2017
Return on average assets (ROA)	1.02%	0.20%	0.94%	0.69%
Less: net securities (losses) gains, net of tax	(0.03)%	0.02%	(0.01)%	0.02%
Add: Effect of deferred tax asset revaluation	—%	0.75%	—%	0.19%
Non-GAAP operating ROA	1.05%	0.93%	0.95%	0.86%

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2018	2017	2018	2017
Return on average equity (ROE)	11.77%	2.00%	10.72%	6.91%
Less: net securities (losses) gains, net of tax	(0.35)%	0.20%	(0.12)%	0.27%
Add: Effect of deferred tax asset revaluation	—%	7.65%	—%	1.93%
Non-GAAP operating ROE	12.12%	9.45%	10.84%	8.57%

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2018	2017	2018	2017
Basic earnings per share (EPS)	$0.89	$0.16	$3.14	$2.08
Less: net securities (losses) gains, net of tax	(0.03)	0.02	(0.03)	0.09
Add: Effect of deferred tax asset revaluation	—	0.58	—	0.58
Non-GAAP basic operating EPS	$0.92	$0.72	$3.17	$2.57

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2018	2017	2018	2017
Diluted EPS	$0.89	$0.15	$3.14	$2.08
Less: net securities (losses) gains, net of tax	(0.03)	0.02	(0.03)	0.09
Add: Effect of deferred tax asset revaluation	—	0.58	—	0.58
Non-GAAP diluted operating EPS	$0.92	$0.71	$3.17	$2.57